                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 29, 1998

                          MALAN REALTY INVESTORS, INC.
               (Exact name of registrant as specified in charter)


                                    Michigan
         (State or other jurisdiction of incorporation or organization)


         1-13092                                                38-1841410
  (Commission File Number)                                   (I.R.S. Employer
                                                          Identification Number)

      30200 Telegraph Rd., Ste. 105, Birmingham, Michigan        48025
      (Address of principal executive offices)                 (zip code)

       Registrant's telephone number, including area code: (248) 644-7110

                          MALAN REALTY INVESTORS, INC.
                                    FORM 8-K


                                      INDEX

                                                                            Page

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS                       2

ITEM 7.           FINANCIAL STATEMENTS

FINANCIAL STATEMENTS FILED UNDER ITEM 7 (a) (3):

    Midwest Shopping Center Retail Portfolio
       Combined Statements of Revenues and Certain Expenses for the
       Year Ended December 31, 1997 and (Unaudited) the Three Months
       Ended March 31, 1998 filed in accordance with Rule 3.14
       (A)(1)(i) of Regulation S-X                                         3 - 7

       Estimated Combined Pro Forma Statement of Net Operating
       Loss and Estimated Cash to be Made Available by Operations
       for the Twelve Month Period Ended December 31, 1997 (Unaudited)
       filed in accordance with Rule 3.14 (a)(2) of Regulation S-X         8 - 9

PRO FORMA FINANCIAL INFORMATION FILED UNDER ITEM 7 (b)(1):

     Malan Realty Investors, Inc.
       Pro Forma Condensed Consolidated Balance Sheet as
       of March 31, 1998 (Unaudited) and Notes thereto                      10

       Pro Forma Condensed Consolidated Statement of Operations
       for the Three Months Ended March 31, 1998 (Unaudited)                11

       Pro Forma Condensed Consolidated Statement of Operations for
       the Year Ended December 31, 1997 (Unaudited)                         12


ADDITIONAL INFORMATION PROVIDED UNDER RULE 3.14 (a)(1)(ii) OF
REGULATION S-X                                                              13

SIGNATURES                                                                  15

                          MALAN REALTY INVESTORS, INC.
                                    FORM 8-K


Item 2.  Acquisition or Disposition of Assets

On May 29, 1998 Malan Realty Investors, Inc. acquired 12 retail community shopping centers and agreed to acquire one additional community shopping center from Sandor Development Company, a closely held real estate company. Collectively, the properties are hereinafter referred to as the "Midwest Shopping Center Retail Portfolio."

The purchase price was determined by applying a capitalization rate to the anticipated annual future net operating income of each property. The purchase price of $29.47 million was funded with an $18 million, 15-year, 7.43 percent fixed-rate loan from Bloomfield Acceptance Company and funds from existing lines of credit. The contract price on the remaining center, scheduled to close in November 1998, is $4.23 million.

The locations, approximate gross leasable area ("GLA") of the centers and contract price are:


         LOCATION                                    GLA (SQ. FT.)              CONTRACT PRICE
         --------                                    ------------               --------------
                                                                                (IN THOUSANDS)

Champaign, Illinois                                  11,458                     $   1,097
Jacksonville, Illinois                               52,880                         4,856
Crawfordsville, Indiana                              25,750                         1,995
Decatur, Indiana                                     36,300                         2,962
Huntington, Indiana                                  12,485                         1,155
Chanute, Kansas                                      15,447                         1,237
El Dorado, Kansas                                    20,000                         1,526
Benton Harbor, Michigan                              14,280                         1,433
Owosso, Michigan                                     60,324                         5,287
Sturgis, Michigan                                    12,000                         1,220
Little Falls, Minnesota                              12,456.                          957
Mansfield, Ohio                                      55,316                         5,745
                                                    -------                     ---------
     SUB TOTAL                                      328,696                        29,470
Decatur, Illinois                                    40,469                         4,230
                                                    -------                     ---------

     TOTAL                                          369,165                     $  33,700
                                                    =======                     =========

                             MIDWEST SHOPPING CENTER
                                RETAIL PORTFOLIO

                         COMBINED STATEMENTS OF REVENUE
                              AND CERTAIN EXPENSES

                   YEAR ENDED DECEMBER 31, 1997 (AUDITED) AND
                  THREE MONTHS ENDED MARCH 31, 1998 (UNAUDITED)

                          Independent Auditors' Report


To the Owners
Midwest Shopping Center
Retail Portfolio

We have audited this accompanying combined statement of revenues and certain expenses (defined as being operating revenues less direct operating expenses) of the Midwest Shopping Center Retail Portfolio for the year ended December 31, 1997. This combined statement of revenues and certain expenses is the responsibility of the management of the Midwest Shopping Center Retail Portfolio. Our responsibility is to express an opinion on this combined statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations the Securities and Exchange Commission for inclusion in the current report on Form 8-K of Malan Realty Investors, Inc. Material amounts, described in Note 1 to the combined statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the Midwest Shopping Center Retail Portfolio are excluded and the statement is not intended to be a complete presentation of the revenues and expenses of these properties.

In our opinion, such combined statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses, as defined above, of the Midwest Shopping Center Retail Portfolio for the year ended December 31, 1997 in conformity with generally accepted accounting principles.




                                                KATZ, SAPPER & MILLER, LLP
                                                Certified Public Accountants

Indianapolis, Indiana
May 15, 1998

                   MIDWEST SHOPPING CENTER RETAIL PORTFOLIO

             COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES
                  YEAR ENDED DECEMBER 31, 1997 (AUDITED) AND
                THREE MONTHS ENDED MARCH 31, 1998 (UNAUDITED)




                                                        MARCH 31,     DECEMBER 31,
                                                          1998            1997
                                                      -----------     ------------
                                                      (UNAUDITED)

REVENUES
  Minimum rents                                        $  820,203     $  3,191,986
  Recoveries from tenants                                 144,097          517,382
  Interest and other                                        7,315           37,986
                                                       ----------     ------------
         Total Revenues                                   971,615        3,747,354


CERTAIN EXPENSES
   Property operating and maintenance                      49,229          308,158
   Real estate taxes                                       85,420          290,560
                                                       ----------     ------------
          Total Expenses                                  134,649          598,718
                                                       ----------     ------------

REVENUES IN EXCESS OF CERTAIN EXPENSES                 $  836,966     $  3,148,636
                                                       ==========     ============
















 See Accompanying Note to Combined Statements of Revenues and Certain Expenses.

                    MIDWEST SHOPPING CENTER RETAIL PORTFOLIO

          NOTE TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                   YEAR ENDED DECEMBER 31, 1997 (AUDITED) AND
                  THREE MONTHS ENDED MARCH 31, 1998 (UNAUDITED)


SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Midwest Shopping Center Retail Portfolio ("Properties") consists of thirteen retail shopping center properties located throughout the Midwestern United States. Revenue is derived primarily from noncancelable operating lease agreements that provide for payment of guaranteed minimum rent and other miscellaneous charges to cover certain operating expenses and have terms which range up to six years.

The owners have entered into an agreement to sell the Properties to Malan Realty Investors, Inc. for an aggregate sales price of $33.7 million. Closing on twelve of the properties is expected to occur on or before May 29, 1998, while closing on the one remaining property is expected to occur on or before November 30, 1998.

BASIS OF PRESENTATION: Operating revenues and certain direct operating expenses are presented on the accrual basis of accounting. The accompanying combined statements of revenues and certain expenses are not representative of the actual operations for the periods presented because certain expense which may not be comparable to the expenses expected to be incurred by Malan Realty Investors in the proposed future operations of the Properties have been excluded. Expenses excluded are interest, depreciation and amortization, management fees and other costs not directly related to the future operations of the Properties.

REVENUE RECOGNITION: Minimum rents are recorded on the straight-line method over the terms of the related leases. Percentage rents are recognized as earned on the accrual basis over the terms of the leases. The leases also typically provide for tenant reimbursement of common area maintenance and other operating expenses which are included in the accompanying combined statement of revenues and certain expenses as recoveries from tenants.

The approximate future minimum rent revenues under operating leases for years subsequent to December 31, 1997, assuming no new or renegotiated leases, or option extensions are as follows:

                  1998                                $  3,348,469
                  1999                                   3,228,387
                  2000                                   2,882,358
                  2001                                   2,137,549
                  2002                                   1,393,077
                  2003 and thereafter                    1,719,107
                                                      ------------
                     Total                            $ 14,708,947
                                                      ============

                    MIDWEST SHOPPING CENTER RETAIL PORTFOLIO

          NOTE TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                   YEAR ENDED DECEMBER 31, 1997 (AUDITED) AND
                  THREE MONTHS ENDED MARCH 31, 1998 (UNAUDITED)



UNAUDITED INTERIM STATEMENTS: The unaudited interim combined statement of revenue and certain expenses has been prepared in accordance with the accounting policies described above. In the opinion of management, all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of the combined statement of revenues and certain expenses for the interim period have been made. The results for the interim period are not necessarily indicative of the results for a full fiscal year.

                   MIDWEST SHOPPING CENTER RETAIL PORTFOLIO
           ESTIMATED COMBINED PRO FORMA STATEMENT OF NET OPERATING
          LOSS AND ESTIMATED CASH TO BE MADE AVAILABLE BY OPERATIONS
             FOR THE TWELVE MONTH PERIOD ENDED DECEMBER 31, 1997
                                (IN THOUSANDS)
                                 (UNAUDITED)


REVENUES:
 Minimum rent                                                     $3,192
 Recoveries from tenants                                             517
 Interest and other income                                            38
                                                                  ------

Total revenues                                                     3,747

 EXPENSES:
 Property operating and maintenance                                  308
 Real estate taxes                                                   291
 Interest                                                          2,462(a)
 Depreciation and amortization                                       758(b)
                                                                  ------

Total Expenses                                                     3,819
                                                                  ------

NET OPERATING LOSS                                                   (72)

Add back: Depreciation and Amortization                              758
                                                                  ------

Estimated Cash to be Made Available by Operations                 $  686
                                                                  ======












               SEE ACCOMPANYING NOTES AND SIGNIFICANT ASSUMPTIONS

                   MIDWEST SHOPPING CENTER RETAIL PORTFOLIO
            NOTES TO ESTIMATED COMBINED PRO FORMA STATEMENT OF NET OPERATING LOSS AND ESTIMATED CASH TO BE MADE AVAILABLE BY OPERATIONS
             FOR THE TWELVE MONTH PERIOD ENDED DECEMBER 31, 1997
                                 (UNAUDITED)


1. Basis of Presentation:



  The preceding pro forma financial statement is based on the audited combined statement of revenue and certain expenses of the Midwest Shopping Center Retail Portfolio for the year ended December 31, 1997. The statement contains certain pro forma adjustments made to reflect changes in operations in existence at the date of acquisition by Malan Realty Investors, Inc. which will be reflected in the properties' first year of operations as discussed further in Note 2.



2. Significant Pro Forma Adjustments:

  (a) Interest expense on funds borrowed for
      acquisition of the Midwest Shopping Center
      Retail Portfolio totaling $33,700,000 at a
      blended rate of 7.306% per annum                  2,462

  (b) Depreciation on the buildings is computed
      using the alternative depreciation system
      utilizing the straight line method over a
      life of 40 years on a basis of $30,330,000          758

                          MALAN REALTY INVESTORS, INC.

                  PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 1998
                                   (UNAUDITED)

 The following unaudited pro forma condensed balance sheet has been prepared to present the financial position of Malan Realty Investors, Inc. at March 31, 1998 assuming that the acquisition of the Midwest Retail Shopping Center Portfolio had occurred at the Balance Sheet date. The Balance Sheet should be read in conjunction with the other financial statements and notes thereto included in this Form 8-K.


                                              MARCH 31, 1998        PRO FORMA        MARCH 31, 1998
                                              HISTORICAL (a)     ADJUSTMENTS (b)        PRO FORMA
                                              --------------     ---------------     --------------
                                                                 (IN THOUSANDS)
ASSETS
   Real estate, net                           $   206,625        $    33,700 (b)     $      240,325
   Accounts receivable, net                         2,505                                     2,505
   Deferred financing and other                    11,876                                    11,876
   Cash and cash equivalents                        1,585                                     1,585
   Escrow deposits                                  2,014                                     2,014
                                              -----------        -----------         --------------
       Total Assets                           $   224,605        $    33,700         $      258,305
                                              ===========        ===========         ==============

LIABILITIES
   Mortgages                                  $    98,739        $    33,700 (b)     $      132,439
   Convertible debentures                          55,484                                    55,484
   Convertible notes                               27,000                                    27,000
   Deferred income                                  2,150                                     2,150
   Accrued distributions payable                    1,620                                     1,620
   Accounts payable and other                       1,491                                     1,491
   Accrued property taxes                           2,045                                     2,045
   Accrued interest payable                         2,255                                     2,255
                                              -----------        ----------          --------------
       Total Liabilities                          190,784            33,700                 224,484

STOCKHOLDERS' EQUITY
   Common stock                                        38                                        38
   Additional paid in capital                      51,684                                    51,684
   Accumulated distributions in excess
    of net income                                 (17,901)                                  (17,901)
                                              -----------        ----------          --------------
       Total shareholders' equity                  33,821                                    33,821
                                              -----------        ----------          --------------

       Total Liabilities and Shareholders'
         Equity                               $   224,605        $   33,700          $      258,305
                                              ===========        ==========          ==============


(a) Reflects the Company's historical consolidated balance sheet as of March 31, 1998.

(b) On May 29, 1998, the Company acquired for $29.47 million twelve community shopping centers and agreed to acquire for $4.23 million an additional community shopping center. The acquisition was funded out of proceeds from an $18 million, 15 year fixed rate mortgage and the balance from the Company's available lines of credit.

                          MALAN REALTY INVESTORS, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 1998
                                   (UNAUDITED)

The following unaudited proforma condensed statement of operations combines the historical results of operations of Malan Realty Investors, Inc. for the three months ended March 31, 1998 with the estimated pro forma results of the Midwest Shopping Center Retail Portfolio, related financing transaction and completed transactions, assuming that the transactions were completed on January 1, 1997. The statement of operations should be read in conjunction with the other financial statments and notes thereto included in this Form 8-K .


                                                                   MIDWEST RETAIL     THE
                                    THE COMPANY      COMPLETED     SHOPPING CENTER  COMPANY
                                    HISTORICAL(a)  TRANSACTIONS(b)  PORTFOLIO (c)  PRO FORMA
                                    ------------   ---------------  -------------  ---------
                                         (IN THOUSANDS EXCEPT FOR PER SHARE DATA)
REVENUES:
 Rental income                       $   6,283     $     131       $   820          $ 7,234
 Percentage and overage rents              301                                          301
 Recoveries from tenants                 2,399             4           144            2,547
                                     ---------     ---------       -------          -------
 Total rental revenues                   8,983           135           964           10,082
 Management and leasing fees                12             -                             12
 Interest and other income                  59             -             7               66
                                     ---------     ---------       -------          -------
Total revenues                           9,054           135           971           10,160

OPERATING EXPENSES:
 Property operating and maintenance        736             6            49              791
 Other property expenses                   347             -             -              347
 Real estate taxes                       1,957             -            85            2,042
 General and administrative                389             -             -              389
 Depreciation and amortization           1,310            25           190            1,525
                                     ---------     ---------       -------          -------
Total operating expenses                 4,739            31           324            5,094

 Operating income                        4,315           104           647            5,066
 Interest expense                        4,016           104           617            4,737
                                     ---------     ---------       -------          -------

 Net income                          $     299             -       $    30          $   329
                                     =========     =========       =======          =======

 Basic earnings per share (d)        $    0.08                                      $  0.09
                                     =========                                      =======
 Diluted earnings per share (d)      $    0.08                                      $  0.09
                                     =========                                      =======

(a) Reflects the Company historical combined statement of operations for the three months ended March 31, 1998.

(b) In February 1998, the Company acquired the Westland Shopping Center for $7.925 million. Terms of the agreement included assumption of a $5.9 million mortgage note and a cash payment of $2.025 million which was funded out of the Greenwich Capital Line. Revenues and expenses other than depreciation and interest represent the historical amounts of the Westland Shopping Center prior to the acquisition. Depreciation on the new cost basis of the buildings is computed on the straight line method over a useful life of 40 years. Interest expense was computed utilizing the terms of the mortgage assumed and current terms of the Greenwich Capital Line. A 1/8% increase in the interest rate of the Greenwich Capital Line would increase the adjustment to interest expense and decrease the adjustment to net income by $1,000.

(c) On May 29, 1998, the Company acquired for $29.47 million twelve community shopping centers and agreed to acquire for $4.23 million an additional community shopping center. The acquisition was funded out of proceeds of an $18 million 15 year fixed rate mortgage and available lines of credit. Pro forma expenses other than depreciation represent the historical amounts of the Midwest Shopping Center Retail Portfolio. Depreciation on the buildings is computed on the straight line method over a useful life of 40 years. Interest expense was computed utilizing current terms of the Greenwich Capital Line and the loan from Bloomfield Acceptance Company. A 1/8% increase in the interest rate of the Greenwich Capital Line would increase the adjustment to interest expense and decrease the adjustment to net income by $5,000.

(d) Based on weighted average common shares outstanding of 3,784,022 and on weighted average common and dilutive shares outstanding of 3,827,971 at March 31, 1998.

                          MALAN REALTY INVESTORS, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1997
                                   (UNAUDITED)

The following unaudited proforma condensed statement of operations combines the historical results of operations of Malan Realty Investors, Inc. for the twelve months ended Decembes 31, 1998 with the estimated pro forma results of the Midwest Shopping Center Retail Portfolio, related financing transaction and completed transactions, assuming that the transactions were completed on January 1, 1997. The statement of operations should be read in conjunction with the other financial statments and note thereto included in this Form 8-K .

                                                                            MIDWEST RETAIL        THE
                                       THE COMPANY          COMPLETED       SHOPPING CENTER     COMPANY
                                      HISTORICAL (a)      TRANSACTIONS (b)   PORTFOLIO (c)     PRO FORMA
                                      --------------      ----------------  ---------------    ---------
                                                      (in thousands except for per share data)
Revenues:
 Minimum rent                          $ 24,092            $     839         $    3,192         $ 28,123
 Percentage and overage rents             1,177                                                    1,177
 Recoveries from tenants                  9,271                  118                517            9,906
                                        -------               ------            -------          -------
 Total rental revenues                   34,540                  957              3,709           39,206
 Management and leasing fees                 47                                                       47
 Interest and other income                  396                                      38              434
                                        -------               ------            -------          -------
 Total revenues                          34,983                  957              3,747           39,687

 Operating Expenses:
 Property operating and maintenance       2,867                   25                308            3,200
 Other operating expenses                 1,493                                                    1,493
 Real estate taxes                        7,891                   99                291            8,281
 General and administrative               1,546                                                    1,546
 Depreciation and amortization            5,068                  149                758            5,975
                                        -------               ------            -------          -------
 Total operating expenses                18,865                  273              1,357           20,495

 Operating income                        16,118                  684              2,390           19,192
 Interest expense                        15,576                  617              2,462           18,655
                                        -------               ------            -------          -------

 Net income (loss)                      $   542               $   67            ($   72)         $   537
                                        =======               ======            =======          =======

 Basic earnings per share (d)           $  0.15                                                  $  0.15
                                        =======                                                  =======
 Diluted earnings per share (d)         $  0.15                                                  $  0.15
                                        =======                                                  =======


(a) Reflects the Company historical combined statement of operations for the three months ended March 31, 1998.

(b) In February 1998, the Company acquired the Westland Shopping Center for $7.925 million. Terms of the agreement included assumption of a $5.9 million mortgage note and a cash payment of $2.025 million which was funded out of the Greenwich Capital Line. Revenues and expenses other than depreciation and interest represent the historical amounts of the Westland Shopping Center prior to the acquisition. Depreciation on the new cost basis of the buildings is computed on the straight line method over a useful life of 40 years. Interest expense was computed utilizing the terms of the mortgage assumed and current terms of the Greenwich Capital Line. A 1/8% increase in the interest rate of the Greenwich Capital Line would increase the adjustment to interest expense and decrease the adjustment to net income by $3,000.

(c) On May 29, 1998, the Company acquired for $29.47 million twelve community shopping centers and agreed to acquire for $4.23 million an additional community shopping center. The acquisition was funded out of proceeds of an $18 million 15 year fixed rate mortgage and available lines of credit. Pro forma expenses other than depreciation represent the historical amounts of the Midwest Shopping Center Retail Portfolio. Depreciation on the buildings is computed on the straight line method over a useful life of 40 years. Interest expense was computed utilizing current terms of the Greenwich Capital Line and the loan from Bloomfield Acceptance Company. A 1/8% increase in the interest rate of Greenwich Capital Line would increase the adjustment to interest expense and decrease the adjustment to net income by $20,000.

(d) Based on weighted average common shares outstanding of 3,784,022 and on weighted average common and dilutive shares outstanding of 3,827,971 at March 31, 1998.

The following table sets forth, on a property-by-property basis, certain information regarding the Midwest Shopping Center Retail Portfolio and should be read in conjunction with the other financial statements and notes thereto included in this form 8-K.


                                                                                 AVERAGE
                                                    GROSS           TOTAL        MINIMUM
                                 YEAR DEVELOPED    LEASABLE      ANNUALIZED      RENT PER   PERCENT
PROPERTY/LOCATION                 / RENOVATED    AREA (SQ.FT.)     RENT (1)       SQ.FT.    OCCUPIED(2)
-----------------                --------------  -------------   ----------      --------   -----------
  WAL-MART PLAZA
     Champaigne, IL                  1994               11,458   $  127,000      $  11.08          100%
     Decatur, IL                     1992               40,469      414,000         10.23          100%
     Jacksonville, IL                1995               52,880      498,000          9.42          100%
     Crawfordsville, IN          1991 / 1996            25,750      213,000         10.34           80%
     Decatur, IN                 1994 / 1997            36,300      321,000          9.21           96%
     Huntington, IN                  1995               12,485      120,000          9.61          100%
     Chanute, KS                     1995               15,447      113,000          7.95           92%
     El Dorado, KS                   1996               20,000      162,000          9.64           84%
     Benton Harbor, MI               1995               14,280      143,000         10.01          100%
     Owosso, MI                  1993 / 1996            60,324      535,000          8.87          100%
     Sturgis, MI                     1994               12,000      123,000         10.25          100%
     Little Falls, MN                1996               12,456      109,000          9.94           88%
     Mansfield, OH               1993 / 1998            55,316      568,000         11.16           92%
                                                 -------------   ----------      --------   -----------
                                                       369,165   $3,446,000      $   9.78           95%
                                                 =============   ==========      ========   ===========



                                                                                      PROPERTY,       PERCENT OF
                                                                                    OPERATING AND     CERTAIN       ANTICIPATED
                                                              REAL ESTATE            MAINTENANCE      EXPENSES      1998 CAPITAL
PROPERTY/LOCATION              ANCHOR TENANTS(3)              TAX EXPENSE             EXPENSE         RECOVERED     EXPENDITURES
-----------------              -----------------              ----------            ------------      ----------    ------------
  WAL-MART PLAZA
     Champaigne, IL                Wal-Mart / Sam's           $    18,017           $  12,586          113.85%         None
     Decatur, IL                   Wal-Mart / Sam's                52,450              24,127          121.54%         None
     Jacksonville, IL          Wal-Mart / Country Market           44,485              34,370           87.32%         None
     Crawfordsville, IN                Wal-Mart                    16,661              17,417           98.74%         None
     Decatur, IN                       Wal-Mart                    20,576              50,383           68.56%         None
     Huntington, IN                    Wal-Mart                    11,982              16,283           62.95%         None
     Chanute, KS                       Wal-Mart                    23,672               9,926            2.36%         None
     El Dorado, KS                     Wal-Mart                    12,367              25,434           72.06%         None
     Benton Harbor, MI             Wal-Mart / Lowe's               13,647               8,664           97.68%         None
     Owosso, MI                        Wal-Mart                    34,873              50,609           83.29%         None
     Sturgis, MI                       Wal-Mart                     9,391               5,571          126.60%         None
     Little Falls, MN                  Wal-Mart                     2,878              11,756          111.09%         None
     Mansfield, OH                     Wal-Mart                    29,561              41,032           91.07%         None
                                                             ------------           ---------       ----------
                                                             $    290,560             308,158           86.41%
                                                             ============           =========       ==========

(1) Total annualized base rents as of May 29, 1998, excluding (i) percentage rents (ii) additional amounts payable by tenants such as common area maintenance, real estate taxes and other expense reimbursements and (iii) future contractual rent escalations or cost of living increases.

(2) As of May 29, 1998.

(3) The anchor tenant(s) at these centers are not owned by the Company.

Item 7.  Financial Statements and Exhibits

         c)   Exhibits -

                  10(a)- Agreement of Sale and Purchase between Sandor Development Company, as agent for sellers, and Malan Realty Investors, Inc., as buyer dated as of May 6, 1998 (incorporated herein by reference to Exhibit 10(r) filed with Amendment No.1 to Form S-2 filed on June 1, 1998)


                  10(b)- Loan agreement among Malan Midwest, L.L.C., and Bloomfield Acceptance Company, L.L.C., dated as of May 27, 1998 (incorporated herein by reference to Exhibit 10(s) filed with Amendment No. 1 to Form S-2 filed on June 1, 1998)

                          MALAN REALTY INVESTORS, INC.
                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MALAN REALTY INVESTORS, INC.



By:  /s/ Anthony S. Gramer
   -------------------------------------
   Anthony S. Gramer
   Chief Executive Officer and President



By:  /s/ Elliott J. Broderick
   ------------------------------------
   Elliott J. Broderick
   Chief Accounting Officer


Dated: June 12, 1998






















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